UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

June 21, 2026

Date of Report (Date of earliest event reported)

QUALCOMM Incorporated

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

000-19528	95-3685934
(Commission File Number)	(IRS Employer Identification No.)

5775 Morehouse Drive, San Diego, California	92121
(Address of principal executive offices)	(Zip Code)

858-587-1121

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value	QCOM	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 3.02. Unregistered Sales of Equity Securities.

On June 21, 2026, QUALCOMM Incorporated (the “Company”) entered into a definitive agreement to acquire Modular Inc (“Modular”). As consideration for the acquisition (the “Acquisition”), the Company expects to issue up to 19.2 million shares of the Company’s common stock to the equity owners of Modular. At the closing of the Acquisition, which is subject to customary closing conditions, the issuance and sale of the shares of Company common stock will be made in a private placement undertaken in reliance on the exemptions from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”), pursuant to Section 4(a)(2) of the Securities Act and Rule 506 of Regulation D promulgated thereunder.

Note Regarding Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements that are inherently subject to risks and uncertainties. Forward-looking statements are generally identified by words such as “estimates,” “guidance,” “forecast,” “target,” “expects,” “anticipates,” “intends,” “plans,” “believes,” “seeks” and similar expressions. By their nature, forward-looking statements involve risk and uncertainties because they relate to events and depend on circumstances that will occur in the future. Actual results may differ materially from those referred to in the forward-looking statements due to a number of important factors, including but not limited to uncertainties as to the timing to complete the Acquisition; the ability to complete the Acquisition; the effect of the announcement of the Acquisition and the Acquisition on Modular’s business relationships and employees; the ability to satisfy or waive the conditions to the Acquisition on the proposed terms and schedule, including the risk that regulatory approvals are not obtained or are obtained subject to conditions that are not anticipated by the parties; the ability to achieve the potential benefits of the Acquisition within the expected timeline; closing purchase price adjustments, including which may impact the number of shares issuable pursuant to the Acquisition; unknown liabilities; and other risks set forth in the Company’s Annual Report on Form 10-K and subsequent Quarterly Reports on Form 10-Q filed with the U.S. Securities and Exchange Commission. Other unknown or unpredictable factors could cause actual results to differ materially from those expected, estimated or projected in the forward-looking statements. The forward-looking statements speak only at the date of this Current Report on Form 8-K. The Company undertakes no obligation to update, or continue to provide information with respect to, any forward-looking statement or risk factor, whether as a result of new information, future events or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

QUALCOMM Incorporated

Date:	June 24, 2026	By:	/s/ Akash Palkhiwala
Akash Palkhiwala
EVP, Chief Financial Officer and Chief Operating Officer